UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-07154

Cohen & Steers Total Return Realty Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2023. The total returns for Cohen & Steers Total Return Realty Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2023
Cohen & Steers Total Return Realty Fund at Net Asset Value(a)	5.26%
Cohen & Steers Total Return Realty Fund at Market Value(a)	–2.80%
FTSE Nareit All Equity REITs Index(b)	2.97%
Blended Benchmark—80% FTSE Nareit All Equity REITs Index/20% ICE BofA REIT Preferred Securities Index(b)	5.88%
S&P 500 Index(b)	16.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Consolidated Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

U.S. real estate securities modestly advanced in the six-month period ended June 30, 2023, although the group trailed broader equities by a wide margin. Notably, however, equity markets rose on the strength of just a few sectors, led by technology (which rallied sharply on optimism surrounding advancements in artificial intelligence).

The U.S. economy decelerated in the first half of the year, although growth remained positive, and worries about an impending recession receded. Major central banks continued to aggressively raise short-term lending rates to rein in inflation—in the steepest rate-hiking cycle in more than 40 years. However, with U.S. consumer prices trending lower, the Federal Reserve appeared to be nearing a pause with its rate hikes.

Fund Performance

The Fund had a positive total return in the period based on NAV (it declined on market price) but underperformed its blended benchmark on both a NAV and market price basis.

While REITs gained as a group in the period, there was a wide range of returns by property type. Data center operators were a positive standout, benefiting from continued strength in cloud demand and the early innings of an expected multi-year tailwind from artificial intelligence (AI). The Fund maintained an overweight in the data center sector during the period, which had a positive impact on relative performance.

Health care landlords also outperformed broader REITs, with strength in certain senior housing companies. Senior housing employment showed signs of growth in the period, suggesting an optimistic outlook for staffing, which could lead to more moderate expense growth. Stock selection in health care contributed positively to the Fund’s performance, led by an overweight in Welltower, which rallied amid a recovery in senior living occupancies.

Residential companies generally performed well, led by single-family homes landlords, which were supported by solid demand and limited inventory. Apartment REITs gained on improving fundamentals as well as signs of early demand recovery on the West Coast. The manufactured home sector trailed as

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

home sales and transient revenues came in weaker than expected. The Fund’s overweight in single-family homes helped performance, although the effect was more than countered by relatively unfavorable stock selection in the apartment and manufactured homes sectors.

Office companies had a sizable decline, continuing to struggle with weak fundamentals and deteriorating access to capital. The Fund’s underweight in offices aided performance, as did stock selection in the sector.

In the infrastructure sector, which fell in the period, cell tower owners were hindered on a belief that wireless carrier capital expenditure budgets likely peaked in 2022 and as lower forward earnings growth became more fully digested by the market. Our underweight in infrastructure REITs helped performance.

The self storage sector performed well, led by Life Storage, which received competing takeover bids. In April, the company agreed to be acquired by Extra Space Storage. Stock selection in the sector detracted from relative performance, as the Fund did not invest in Life Storage. Elsewhere of note among REIT common shares, our underweight in timber REITs hindered performance, as they outperformed on encouraging housing starts data, while stock selection in the industrials sector helped performance.

Real estate preferred securities had a sizable gain, bouncing back from large declines in 2022 as longer-term bond yields stabilized. A relatively low supply of REIT preferreds also supported the group amid steady demand. The Fund’s underweight in real estate preferreds hindered relative performance, as did an out-of-benchmark allocation to corporate bonds, which had a slightly positive return in the period.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2023.

The Fund also used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2023.

Sincerely,

WILLIAM F. SCAPELL	JASON YABLON
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER
Portfolio Manager

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2023

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	–1.65%	6.29%	7.53%	9.25%
Fund at Market Value	–4.74%	6.38%	7.06%	8.89%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations is September 27, 1993.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

June 30, 2023

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Net Assets

Prologis, Inc.	$26,861,734	8.6
Welltower, Inc.	18,648,785	6.0
American Tower Corp.	17,965,632	5.8
Invitation Homes, Inc.	15,245,083	4.9
Digital Realty Trust, Inc.	15,065,684	4.8
Realty Income Corp.	14,783,137	4.8
Simon Property Group, Inc.	14,729,474	4.7
Crown Castle, Inc.	11,707,791	3.8
Equinix, Inc.	11,250,323	3.6
Mid-America Apartment Communities, Inc.	10,384,794	3.3

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Net Assets)

(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2023 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	77.7%
APARTMENT	8.3%
Apartment Income REIT Corp.		67,866	$2,449,284
Camden Property Trust		46,505	5,063,000
Mid-America Apartment Communities, Inc.		68,384	10,384,794
UDR, Inc.		183,193	7,869,971

			25,767,049

DATA CENTERS	8.5%
Digital Realty Trust, Inc.		132,306	15,065,684
Equinix, Inc.		14,351	11,250,323

			26,316,007

DIVERSIFIED	0.7%
WP Carey, Inc.		34,054	2,300,688

FREE STANDING	6.9%
NETSTREIT Corp.(a)		100,044	1,787,786
Realty Income Corp.		247,251	14,783,137
Spirit Realty Capital, Inc.		119,672	4,712,684

			21,283,607

HEALTH CARE	8.8%
Healthcare Realty Trust, Inc., Class A		383,865	7,239,694
Medical Properties Trust, Inc.		166,963	1,546,077
Welltower, Inc.		230,545	18,648,785

			27,434,556

HOTEL	1.2%
Host Hotels & Resorts, Inc.		142,377	2,396,205
Xenia Hotels & Resorts, Inc.		94,908	1,168,318

			3,564,523

INDUSTRIALS	11.6%
Americold Realty Trust, Inc.		210,861	6,810,810
BG LLH, LLC (Lineage Logistics)†(b)		21,740	2,331,398
Prologis, Inc.(a)		219,047	26,861,734

			36,003,942

INFRASTRUCTURE	9.6%
American Tower Corp.		92,635	17,965,632
Crown Castle, Inc.		102,754	11,707,791

			29,673,423

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
MANUFACTURED HOME	2.4%
Sun Communities, Inc.		56,768	$7,405,953

OFFICE	1.1%
Cousins Properties, Inc.		76,175	1,736,790
Highwoods Properties, Inc.		71,119	1,700,455

			3,437,245

REGIONAL MALL	4.7%
Simon Property Group, Inc.		127,550	14,729,474

SELF STORAGE	3.9%
Extra Space Storage, Inc.		52,395	7,798,996
Public Storage		14,878	4,342,591

			12,141,587

SHOPPING CENTERS	2.0%
Kimco Realty Corp.		320,939	6,328,917

SINGLE FAMILY HOMES	5.8%
American Homes 4 Rent, Class A		79,252	2,809,483
Invitation Homes, Inc.		443,171	15,245,083

			18,054,566

SPECIALTY	1.8%
Iron Mountain, Inc.		22,637	1,286,234
Lamar Advertising Co., Class A		11,904	1,181,472
VICI Properties, Inc., Class A		103,888	3,265,200

			5,732,906

TIMBER	0.4%
Weyerhaeuser Co.		40,389	1,353,435

TOTAL COMMON STOCK (Identified cost—$187,516,600)			241,527,878

PREFERRED SECURITIES—EXCHANGE-TRADED	9.5%
APARTMENT	0.2%
Centerspace, 6.625%, Series C(c)		19,695	484,497

BANKING	1.1%
Bank of America Corp., 5.375%, Series KK(c)		14,965	344,195
Bank of America Corp., 6.00%, Series GG(c)		24,869	621,228
JPMorgan Chase & Co., 4.625%, Series LL(c)		22,843	467,825

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
JPMorgan Chase & Co., 4.75%, Series GG(c)		25,000	$535,750
JPMorgan Chase & Co., 5.75%, Series DD(c)		25,000	628,500
KeyCorp., 6.20% to 12/15/27(c)(d)		5,401	103,051
Truist Financial Corp., 4.75%, Series R(c)		15,000	301,200
Wells Fargo & Co., 4.25%, Series DD(c)		9,775	166,761
Wells Fargo & Co., 4.75%, Series Z(c)		18,400	350,336

			3,518,846

BROKERAGE	0.1%
Morgan Stanley, 6.375% to 10/15/24, Series I(c)		15,000	368,100

DATA CENTERS	0.2%
Digital Realty Trust, Inc., 5.20%, Series L(c)		10,175	219,373
Digital Realty Trust, Inc., 5.85%, Series K(c)		16,005	374,037

			593,410

DIVERSIFIED	1.2%
Armada Hoffler Properties, Inc., 6.75%, Series A(c)		53,000	1,243,910
DigitalBridge Group, Inc., 7.125%, Series J(c)		43,643	935,706
DigitalBridge Group, Inc., 7.15%, Series I(c)		74,794	1,574,414

			3,754,030

FREE STANDING	0.4%
Agree Realty Corp., 4.25%, Series A(c)		15,501	288,009
Spirit Realty Capital, Inc., 6.00%, Series A(c)		47,667	1,064,404

			1,352,413

HOTEL	1.2%
Pebblebrook Hotel Trust, 5.70%, Series H(c)		24,000	417,600
Pebblebrook Hotel Trust, 6.30%, Series F(c)		27,580	537,258
Pebblebrook Hotel Trust, 6.375%, Series G(c)		28,566	534,184
RLJ Lodging Trust, 1.95%, Series A(c)		33,675	811,231
Summit Hotel Properties, Inc., 5.875%, Series F(c)		14,054	275,318
Summit Hotel Properties, Inc., 6.25%, Series E(c)		31,105	645,429
Sunstone Hotel Investors, Inc., 5.70%, Series I(c)		9,336	175,237
Sunstone Hotel Investors, Inc., 6.125%, Series H(c)		14,000	282,940

			3,679,197

INDUSTRIALS	0.6%
LXP Industrial Trust, 6.50%, Series C ($50 Par Value)(c)		17,289	858,053
Rexford Industrial Realty, Inc., 5.625%, Series C(c)		23,833	520,274

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
Rexford Industrial Realty, Inc., 5.875%, Series B(c)		15,000	$342,600

			1,720,927

INSURANCE	0.1%
Allstate Corp./The, 7.375%, Series J(c)		10,725	286,679

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(c)		18,731	410,958

MORTGAGE	0.0%
Arbor Realty Trust, Inc., 6.375%, Series D(c)		3,651	66,813

OFFICE	0.4%
City Office REIT, Inc., 6.625%, Series A(c)		20,543	383,949
Hudson Pacific Properties, Inc., 4.75%, Series C(c)		28,000	262,080
Vornado Realty Trust, 5.25%, Series M(c)		6,815	101,339
Vornado Realty Trust, 5.25%, Series N(c)		22,545	337,724

			1,085,092

PIPELINES	0.2%
Energy Transfer LP, 7.60% to 5/15/24, Series E(c)(d)		27,235	663,989

REGIONAL MALL	0.2%
Brookfield Property Partners LP, 5.75%, Series A(c)		23,926	328,982
Brookfield Property Preferred LP, 6.25%, due 7/26/81		24,686	385,102

			714,084

SELF STORAGE	0.8%
National Storage Affiliates Trust, 6.00%, Series A(c)		15,031	350,673
Public Storage, 4.00%, Series P(c)		33,847	657,647
Public Storage, 4.625%, Series L(c)		70,000	1,542,100
Public Storage, 4.70%, Series J(c)		268	6,033
Public Storage, 4.875%, Series I(c)		1,120	26,242

			2,582,695

SHOPPING CENTER	1.0%
Saul Centers, Inc., 6.00%, Series E(c)		21,465	462,571
Saul Centers, Inc., 6.125%, Series D(c)		39,100	858,636
SITE Centers Corp., 6.375%, Class A(c)		48,952	1,176,316
Urstadt Biddle Properties, Inc., 5.875%, Series K(c)		25,000	558,750

			3,056,273

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Shares	Value
SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(c)		23,645	$571,263
American Homes 4 Rent, 6.25%, Series H(c)		29,838	745,652

			1,316,915

SPECIALTY	0.2%
EPR Properties, 5.75%, Series G(c)		16,472	331,581
Green Brick Partners, Inc., 5.75%, Series A(c)		6,230	119,616

			451,197

TELECOMMUNICATION SERVICES	0.5%
AT&T, Inc., 4.75%, Series C(c)		18,000	379,440
AT&T, Inc., 5.00%, Series A(c)		18,000	401,760
AT&T, Inc., 5.625%, due 8/1/67		19,118	480,435
United States Cellular Corp., 5.50%, due 6/1/70		21,378	309,981

			1,571,616

UTILITIES	0.6%
CMS Energy Corp., 5.625%, due 3/15/78		5,162	124,920
CMS Energy Corp., 5.875%, due 10/15/78		17,000	407,490
CMS Energy Corp., 5.875%, due 3/1/79		20,000	487,000
DTE Energy Co., 5.25%, due 12/1/77, Series E		12,000	285,600
Sempra, 5.75%, due 7/1/79		9,984	240,615
Southern Co./The, 4.95%, due 1/30/80, Series 2020		7,000	160,790

			1,706,415

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$32,742,879)			29,384,146

		Principal Amount
PREFERRED SECURITIES—OVER-THE-COUNTER	8.3%
BANKING	5.4%
Banco Santander SA, 7.50% to 2/8/24 (Spain)(c)(d)(e)(f)		$200,000	191,371
Bank of America Corp., 6.10% to 3/17/25, Series AA(c)(d)		567,000	563,598
Bank of America Corp., 6.125% to 4/27/27, Series TT(c)(d)		320,000	313,488
Bank of America Corp., 6.25% to 9/5/24, Series X(c)(d)		875,000	866,250
Bank of New York Mellon Corp./The, 3.75% to 12/20/26, Series I(c)(d)		388,000	319,615
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)		200,000	208,428

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

	Principal Amount	Value
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(c)(d)(f)	$800,000	$757,920
BNP Paribas SA, 6.625% to 3/25/24 (France)(c)(d)(f)(g)	600,000	578,475
BNP Paribas SA, 7.75% to 8/16/29 (France)(c)(d)(f)(g)	800,000	776,320
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(c)(d)	1,250,000	1,017,500
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(c)(d)	500,000	365,500
Citigroup, Inc., 4.00% to 12/10/25, Series W(c)(d)	900,000	770,625
Citigroup, Inc., 4.15% to 11/15/26, Series Y(c)(d)	400,000	322,800
Citigroup, Inc., 5.95% to 5/15/25, Series P(c)(d)	400,000	384,111
Citigroup, Inc., 6.25% to 8/15/26, Series T(c)(d)	430,000	424,208
Citigroup, Inc., 9.341% (3 Month US LIBOR + 4.068%), due 7/30/23, Series 0(c)(h)	430,000	432,580
Credit Agricole SA, 6.875% to 9/23/24 (France)(c)(d)(f)(g)	300,000	289,848
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(c)(d)(f)	400,000	354,960
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(c)(d)(f)	600,000	530,388
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(c)(d)(f)(g)	200,000	188,250
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(c)(d)	430,000	429,280
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(c)(d)	155,000	154,690
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(c)(d)	680,000	682,193
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(c)(d)(f)	400,000	382,460
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(c)(d)(f)	800,000	750,120
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(c)(d)	300,000	270,750
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(c)(d)	700,000	654,255
PNC Financial Services Group, Inc./The, 8.977% (3 Month US LIBOR + 3.678%), to 8/1/23, Series O(c)(h)	125,000	125,278
Regions Financial Corp., 5.75% to 6/15/25, Series D(c)(d)	200,000	189,810
Societe Generale SA, 8.00% to 9/29/25 (France)(c)(d)(f)(g)	800,000	751,488
Societe Generale SA, 9.375% to 11/22/27 (France)(c)(d)(f)(g)	200,000	196,000
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(d)	200,000	203,676
UBS Group AG, 7.00% to 1/31/24 (Switzerland)(c)(d)(f)(g)	800,000	774,519
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(c)(d)	1,120,000	986,748
Wells Fargo & Co., 5.875% to 6/15/25, Series U(c)	600,000	589,439

		16,796,941

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
BROKERAGE	0.1%
Goldman Sachs Group, Inc./The, 4.125% to 11/10/26, Series V(c)(d)		$225,000	$188,372

FINANCE	0.1%
American Express Co., 3.55% to 9/15/26(c)(d)		219,000	182,318

INSURANCE	0.7%
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(d)(e)		400,000	381,054
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(d)		550,000	528,142
Dai-ichi Life Insurance Co., Ltd./The, 4.00% to 7/24/26 (Japan)(c)(d)(g)		300,000	280,138
Markel Group, Inc., 6.00% to 6/1/25(c)(d)		350,000	338,179
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(d)		300,000	285,792
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(d)(e)		606,000	599,381

			2,412,686

PIPELINES	0.4%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(d)		300,000	278,800
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(d)		340,000	334,257
Energy Transfer LP, 6.50% to 11/15/26, Series H(c)(d)		200,000	182,164
Energy Transfer LP, 7.125% to 5/15/30, Series G(c)(d)		515,000	437,967

			1,233,188

SHOPPING CENTER	0.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(d)(g)		600,000	537,900
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(d)(g)		1,100,000	929,745

			1,467,645

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 2.875% to 3/2/25, Series B(c)(d)		500,000	504,352
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(d)		800,000	635,560
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(d)(e)		500,000	495,440

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
Vodafone Group PLC, 6.50% to 5/30/29, due 8/30/84, Series EMTN (United Kingdom)(d)(e)		$200,000	$219,724
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(d)		300,000	308,154

			2,163,230

UTILITIES	0.5%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(d)		400,000	318,544
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(d)		335,000	325,195
Sempra, 4.125% to 1/1/27, due 4/1/52(d)		500,000	405,148
Southern Co./The, 3.75% to 6/15/26, due 9/15/51, Series 21-A(d)		535,000	456,622

			1,505,509

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$28,509,691)			25,949,889

CORPORATE BONDS	2.6%
APARTMENT	0.1%
AvalonBay Communities, Inc., 5.00%, due 2/15/33		225,000	224,379

DATA CENTERS	0.1%
Digital Realty Trust LP, 5.55%, due 1/15/28		170,000	167,666

DIVERSIFIED	0.1%
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(g)		300,000	220,386
Vornado Realty LP, 2.15%, due 6/1/26		150,000	127,191

			347,577

FREE STANDING	0.1%
Agree LP, 4.80%, due 10/1/32		150,000	139,489
Spirit Realty LP, 3.40%, due 1/15/30		300,000	255,160

			394,649

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	74,716

INFRASTRUCTURE	0.2%
American Tower Corp., 3.60%, due 1/15/28		267,000	246,125

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
American Tower Corp., 5.65%, due 3/15/33		$425,000	$431,372

			677,497

MORTGAGE	0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, due 6/15/29(g)		300,000	244,442

OFFICE	0.2%
Boston Properties LP, 6.75%, due 12/1/27		105,000	106,298
Brandywine Operating Partnership LP, 7.55%, due 3/15/28		200,000	180,145
Hudson Pacific Properties LP, 5.95%, due 2/15/28		450,000	358,148

			644,591

REGIONAL MALL	0.2%
Simon Property Group LP, 5.50%, due 3/8/33		285,000	283,195
Simon Property Group LP, 5.85%, due 3/8/53		200,000	198,959

			482,154

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31		200,000	150,108
Realty Income Corp., 5.125%, due 7/6/34 (EUR) (United States)		275,000	300,081

			450,189

SHOPPING CENTER	0.6%
Federal Realty OP LP, 5.375%, due 5/1/28		200,000	196,075
Kimco Realty OP LLC, 4.125%, due 12/1/46		125,000	92,966
Kite Realty Group Trust, 4.75%, due 9/15/30		900,000	810,122
Necessity Retail REIT, Inc./The/ American Finance Operating Partner LP, 4.50%, due 9/30/28(g)		600,000	462,148
Tanger Properties LP, 2.75%, due 9/1/31		225,000	163,532

			1,724,843

SPECIALTY	0.7%
VICI Properties LP, 5.125%, due 5/15/32		375,000	351,227
VICI Properties LP, 5.625%, due 5/15/52		200,000	178,378
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(g)		594,000	523,510
VICI Properties LP/VICI Note Co., Inc., 4.25%, due 12/1/26(g)		350,000	327,733

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

		Principal Amount	Value
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(g)		$750,000	$734,783

			2,115,631

UTILITIES	0.1%
Enel Finance International NV, 7.50%, due 10/14/32 (Italy)(g)		200,000	221,879
NextEra Energy Capital Holdings, Inc., 5.00%, due 7/15/32		210,000	207,290

			429,169

TOTAL CORPORATE BONDS (Identified cost—$8,584,782)			7,977,503

		Ownership%*
PRIVATE REAL ESTATE—OFFICE	1.1%
Legacy Gateway JV LLC, Plano, TX(i)		7.9%	3,503,300

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,269)			3,503,300

		Shares
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.02%(j)		577,708	577,708
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(j)		1,555,991	1,555,991

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,133,699)			2,133,699

PURCHASED OPTION CONTRACTS	0.0%
(Premiums paid—$25,124)			103,258

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$262,810,044)	99.9%		310,579,673
WRITTEN OPTION CONTRACTS (Premiums received—$87,298)	(0.1)		(176,872)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		581,434
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS (Equivalent to $11.72 per share based on 26,514,147 shares of common stock outstanding)	100.0%		$310,859,235

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Exchange-Traded Option Contracts

Purchased Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Paid	Value
Call—Digital Realty Trust, Inc.	$100.00	7/21/23	66	$ 751,542	$15,935	$ 88,440
Call—American Tower Corp.	200.00	8/18/23	31	601,214	9,189	14,818
			97	$1,352,756	$25,124	$103,258

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Call—Digital Realty Trust, Inc.	$ 105.00	7/21/23	(132)	$(1,503,084)	$(15,651)	$(116,160)
Call—Invitation Homes, Inc.	37.50	7/21/23	(177)	(608,880)	(6,827)	(885)
Call—Welltower, Inc.	82.50	7/21/23	(80)	(647,120)	(7,319)	(4,000)
Call—American Tower Corp.	210.00	8/18/23	(62)	(1,202,428)	(6,266)	(11,470)
Call—Digital Realty Trust, Inc.	115.00	8/18/23	(66)	(751,542)	(13,380)	(28,248)
Put—Crown Castle, Inc.	100.00	7/21/23	(20)	(227,880)	(2,751)	(400)
Put—Digital Realty Trust, Inc.	70.00	7/21/23	(66)	(751,542)	(4,855)	(330)
Put—Medical Properties Trust, Inc.	8.00	7/21/23	(555)	(513,930)	(13,599)	(3,885)
Put—WP Carey, Inc.	65.00	7/21/23	(82)	(553,992)	(6,033)	(3,198)
Put—American Tower Corp.	165.00	8/18/23	(31)	(601,214)	(3,676)	(2,790)
Put—Sun Communities, Inc.	120.00	8/18/23	(47)	(613,162)	(6,941)	(5,506)
			(1,318)	$(7,974,774)	$(87,298)	$(176,872)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	663,618	USD	708,744	7/5/23	$(15,396)
Brown Brothers Harriman	GBP	199,633	USD	246,355	7/5/23	(7,179)
Brown Brothers Harriman	USD	724,644	EUR	663,618	7/5/23	(504)
Brown Brothers Harriman	USD	253,559	GBP	199,633	7/5/23	(25)
Brown Brothers Harriman	EUR	940,664	USD	1,028,494	8/2/23	635
						$(22,469)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2023 (Unaudited)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
†	Non-income producing security.
(a)	All or a portion of the security is pledged in connection with written option contracts. $2,530,548 in aggregate has been pledged as collateral.
(b)

Restricted security. Aggregate holdings equal 0.7% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937. Security value is determined based on significant unobservable inputs (Level 3).

(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,886,970 which represents 0.6% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $6,522,119 or 2.1% of the net assets of the Fund.

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $8,037,564 which represents 2.6% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Variable rate. Rate shown is in effect at June 30, 2023.
(i)	Security value is determined based on significant unobservable inputs (Level 3).
(j)	Rate quoted represents the annualized seven-day yield.
(k)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$262,810,044)	$310,579,673
Cash	126,045
Foreign currency, at value (Identified cost—$15,874)	16,249
Receivable for:
Dividends and interest	1,248,007
Investment securities sold	158,219
Unrealized appreciation on forward foreign currency exchange contracts	635
Other assets	34,093

Total Assets	312,162,921

LIABILITIES:
Written option contracts, at value (Premiums received—$87,298)	176,872
Unrealized depreciation on forward foreign currency exchange contracts	23,104
Payable for:
Investment securities purchased	297,795
Investment advisory fees	175,643
Dividends and distributions declared	142,780
Administration fees	10,037
Directors’ fees	49
Other liabilities	352,406

Total Liabilities	1,178,686

Series A Cumulative Preferred Stock (125 shares authorized and issued at $1,000 per share) (Note 7)	125,000

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$310,859,235

NET ASSETS Applicable to Common Shareholders consist of:
Paid-in capital	$265,213,611
Total distributable earnings/(accumulated loss)	45,645,624

$310,859,235

NET ASSET VALUE PER COMMON SHARE:
($310,859,235 ÷ 26,514,147 common shares outstanding)	$11.72

MARKET PRICE PER COMMON SHARE	$11.42

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER COMMON SHARE	(2.56)%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2023 (Unaudited)

Investment Income:
Dividend income (net of $2,029 of foreign withholding tax)	$4,938,599
Interest income	949,874

Total Investment Income	5,888,473

Expenses:
Investment advisory fees	1,080,120
Shareholder reporting expenses	131,963
Professional fees	111,727
Administration fees	87,481
Custodian fees and expenses	37,551
Transfer agent fees and expenses	18,564
Directors’ fees and expenses	6,552
Miscellaneous	10,364

Total Expenses	1,484,322

Net Investment Income (Loss)	4,404,151

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	5,883,258
Written option contracts	94,481
Forward foreign currency exchange contracts	(8,705)
Foreign currency transactions	2,099

Net realized gain (loss)	5,971,133

Net change in unrealized appreciation (depreciation) on:
Investments in securities	6,130,551
Written option contracts	(142,411)
Forward foreign currency exchange contracts	(6,101)
Foreign currency translations	840

Net change in unrealized appreciation (depreciation)	5,982,879

Net Realized and Unrealized Gain (Loss)	11,954,012

Net Increase (Decrease) in Net Assets Resulting from Operations	16,358,163

Distributions Paid to Series A Cumulative Preferred Stockholders (Note 7)	(7,702)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	$16,350,461

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO

COMMON SHARES (Unaudited)

	For the Six Months Ended June 30, 2023	For the Year Ended December 31, 2022
Change in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$4,404,151	$7,780,978
Net realized gain (loss)	5,971,133	13,361,657
Net change in unrealized appreciation (depreciation)	5,982,879	(113,685,586)
Distributions paid to Series A Cumulative Preferred Stockholders	(7,702)	(14,084)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	16,350,461	(92,557,035)

Distributions to Common Shareholders	(12,717,049)	(32,321,909)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,112,578	1,647,598
Increase (decrease) in net assets from offering expenses from issuance of preferred stock	—	(19,400)

Net increase (decrease) in net assets from capital stock transactions	1,112,578	1,628,198

Total increase (decrease) in net assets applicable to Common Shareholders	4,745,990	(123,250,746)
Net Assets Applicable to Common Shareholders:
Beginning of period	306,113,245	429,363,991

End of period	$310,859,235	$306,113,245

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the consolidated financial statements. It should be read in conjunction with the consolidated financial statements and notes thereto.

	For the Six Months Ended June 30, 2023(a)		For the Year Ended December 31,
Per Share Operating Data:			2022(a)		2021(a)	2020	2019	2018
Net asset value, beginning of period	$11.59		$16.33		$13.09	$14.21	$11.89	$13.41

Income (loss) from investment operations:

Net investment income (loss)(b)	0.17		0.30		0.18	0.26	0.29	0.30
Net realized and unrealized gain (loss)	0.44		(3.81)		4.23	(0.37)	2.99	(0.86	)(c)
Distributions paid to Series A Cumulative Preferred Stockholders	(0.00	)(d)	(0.00	)(d)	—	—	—	—

Total from investment operations applicable to common shares	0.61		(3.51)		4.41	(0.11)	3.28	(0.56)

Less dividends and distributions to common shareholders from:

Net investment income	(0.48)		(0.30)		(0.21)	(0.26)	(0.30)	(0.30)
Net realized gain	—		(0.93)		(0.96)	(0.75)	(0.66)	(0.66)

Total dividends and distributions to common shareholders	(0.48)		(1.23)		(1.17)	(1.01)	(0.96)	(0.96)

Anti-dilutive effect from the issuance of reinvested shares	0.00	(d)	0.00	(d)	0.00 (d)	0.00 (d)	0.00 (d)	—

Net increase (decrease) in net asset value per common share	0.13		(4.74)		3.24	(1.12)	2.32	(1.52)

Net asset value per common share, end of period	$11.72		$11.59		$16.33	$13.09	$14.21	$11.89

Market value per common share, end of period	$11.42		$12.23		$17.16	$13.27	$14.48	$10.75

Total net asset value return(e)	5.26	%(f)	–22.09%		34.70%	0.01%	28.14%	–4.04	%(c)

Total market value return(e)	–2.80	%(f)	–21.77%		39.63%	–0.50%	44.42%	–8.89%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2023(a)		For the Year Ended December 31,
Ratios/Supplemental Data:			2022(a)		2021(a)	2020	2019	2018
Net assets applicable to common shareholders, end of period (in millions)	$310.9		$306.1		$429.4	$343.6	$372.1	$310.7

Ratios to average daily net assets:

Expenses	0.96	%(g)(h)	0.96	%(h)	0.89%	0.88%	0.86%	0.89	%(c)

Net investment income (loss)	2.85	%(g)(h)	2.17	%(h)	1.21%	2.10%	2.16%	2.41%

Portfolio turnover rate	9	%(f)	28%		38%	53%	52%	29%

Preferred Stock

Series A Cumulative Preferred Stock at liquidation value, end of year (in 000s)	$125.0		$125.0		—	—	—	—

Asset coverage ratio for Series A Cumulative Preferred Stock	248,787%		244,991%		—	—	—	—

Asset Coverage, per $1,000 liquidation value per share of Series A Cumulative Preferred Stock	$2,487,874		$2,449,906		—	—	—	—

(a)	Consolidated (see Note 1).
(b)	Calculation based on average shares outstanding.
(c)

During the reporting year the Fund settled legal claims against two issuers of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(0.87). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 0.88%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -4.10%.

(d)	Amount is less than $0.005.
(e)

Total net asset value return measures the change in net asset value per share over the year indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(f)	Not annualized.
(g)	Annualized.
(h)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high total return through investment in real estate securities.

Cohen & Steers RFI Trust (the REIT Subsidiary), is a wholly-owned subsidiary of the Fund organized under the laws of the state of Maryland as a statutory trust on September 29, 2021 that commenced operations on November 30, 2021. The REIT Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies. The Fund expects that it will achieve a significant portion of its exposure to private real estate investments through investment in the REIT Subsidiary. The REIT Subsidiary may use wholly-owned, limited liability companies to contain the exposure of individual private real estate investments. Unlike the Fund, the REIT Subsidiary may invest without limitation in private real estate. Investments in the REIT Subsidiary are limited to 25% of the Fund’s total assets. The Consolidated Schedule of Investments includes positions of the Fund and the REIT Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the REIT Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the REIT Subsidiary. Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding

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comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in

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the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock:
Real Estate—Industrials	$33,672,544	$—	$2,331,398	(a)	$36,003,942
Other Industries	205,523,936	—	—		205,523,936
Preferred Securities—Exchange-Traded	29,384,146	—	—		29,384,146
Preferred Securities— Over-the-Counter	—	25,949,889	—		25,949,889
Corporate Bonds	—	7,977,503	—		7,977,503
Private Real Estate—Office	—	—	3,503,300	(b)	3,503,300
Short-Term Investments	—	2,133,699	—		2,133,699
Purchased Option Contracts	103,258	—	—		103,258

Total Investments in Securities(c)	$268,683,884	$36,061,091	$5,834,698		$310,579,673

Forward Foreign Currency Exchange Contracts	$—	$635	$—		$635

Total Derivative Assets(c)	$—	$635	$—		$635

Forward Foreign Currency Exchange Contracts	$—	$(23,104)	$—		$(23,104)
Written Option Contracts	(171,366)	(5,506)	—		(176,872)

Total Derivative Liabilities(c)	$(171,366)	$(28,610)	$—		$(199,976)

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(a)	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
(b)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1 - Portfolio Valuation.

(c)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials	Private Real Estate—Office
Balance as of December 31, 2022	$2,048,995	$3,705,013
Change in unrealized appreciation (depreciation)	282,403	(201,713)

Balance as of June 30, 2023	$2,331,398	$3,503,300

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2023 which were valued using significant unobservable inputs (Level 3) amounted to $80,690.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2023	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
Common Stock—Real Estate—Industrials	$2,331,398	Market Comparable Companies	Enterprise Value/ EBITDA(b) Multiple	23.3x	Increase

Private Real Estate—Office	$3,503,300	Discounted Cash Flow	Discount Rate Terminal Capitalization Rate	7.50% 6.50%	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

(b)	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date.

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Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2023, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2023 the Fund’s fiscal year end.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distributions Subsequent to June 30, 2023: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/11/23	7/12/23	7/31/23	$0.080
8/15/23	8/16/23	8/31/23	$0.080
9/12/23	9/13/23	9/29/23	$0.080

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 7. The payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2023, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The REIT Subsidiary elects to be taxed as a REIT under Subchapter M of the Code. The REIT Subsidiary’s qualification and taxation as a REIT depends upon the REIT Subsidiary’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the Code. Those qualification tests involve the percentage of income that it earns from specified sources, the percentage of its assets that falls within specified categories, the diversity of the ownership of its shares, and the percentage of its taxable income that the REIT Subsidiary distributes. As a REIT, the REIT Subsidiary generally will be allowed to deduct dividends paid to its shareholders and, as a result, the REIT Subsidiary will not be subject to U.S. federal income tax on that portion of its ordinary income and net capital gain that the REIT Subsidiary annually distributes to its shareholders, as long as the REIT Subsidiary meets the minimum distribution requirements under the Code. The REIT Subsidiary intends to make distributions on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.70% of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2023, the Fund incurred $25,759 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,090 for the six months ended June 30, 2023.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2023, totaled $29,215,058 and $36,580,570, respectively.

Note 4. Investments in Non-Consolidated Limited Liability Company

In accordance with requirements under Regulation S-X Rules 3-09 and 4-08(g), the Fund evaluates its unconsolidated subsidiaries as significant subsidiaries under the rules and, accordingly, below is summary financial information for the Fund’s investments in non-consolidated limited liability companies at historical cost as of June 30, 2023. The Fund states its ownership interests in non-consolidated limited liability companies at fair value.

Legacy Gateway JV LLC(a)
Balance Sheet:
Assets:
Real estate, net (total cost)	$88,112,247
Cash	4,103,347
Other current assets	1,086,180

Total Assets	$93,301,774

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Legacy Gateway JV LLC(a)
Liabilities and Equity:
Mortgage notes payable	$52,000,000
Accrued expenses and accounts payable	1,301,079
Tenant security deposits	105,480
Other liabilities	533,512

Total Liabilities	53,940,071

Equity	39,361,703

Total Liabilities and Equity	$93,301,774

Income Statement
Revenue	$4,229,601
Expenses	3,634,573

Net Income	$595,028

(a)

Represents summarized financial information of Legacy Gateway JV LLC, a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024, which includes 100% of ownership interests in the limited liability company.

Note 5. Derivative Investments

The following tables present the value of derivatives held at June 30, 2023 and the effect of derivatives held during the six months ended June 30, 2023, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Purchased Option Contracts—Exchange-Traded(a)	Investments in securities, at value	$103,258	—	$—
Written Option Contracts— Exchange-Traded(a)	—	—	Written option contracts, at value	176,872
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(b)	Unrealized appreciation	635	Unrealized depreciation	23,104

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$(21,395)	$80,362
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	94,481	(142,411)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(8,705)	(6,101)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2023:

	Purchased Option Contracts(a)	Written Option Contracts(a)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$754,355	$5,761,866	$648,581

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 6. Income Tax Information

As of June 30, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$262,810,044

Gross unrealized appreciation on investments	$62,669,998
Gross unrealized depreciation on investments	(15,012,412)

Net unrealized appreciation (depreciation) on investments	$47,657,586

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Series A Cumulative Preferred Stock

On January 27, 2022, the Fund’s wholly-owned REIT Subsidiary completed a private placement of 125 shares of 12.0% Series A Cumulative Non-Voting Preferred Stock (the Preferred Stock) for aggregate gross proceeds of $125,000. The Preferred Stock has a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the Liquidation Preference). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the REIT Subsidiary or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

Note 8. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2023, the Fund issued 91,130 shares of common stock at $1,112,578 for the reinvestment of dividends. During the year ended December 31, 2022, the Fund issued 123,446 shares of common stock at $1,647,598 for the reinvestment of dividends.

On December 13, 2022, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2023, through December 31, 2023.

During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund did not effect any repurchases.

Note 9. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react

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differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Private Real Estate Risk: The Fund’s investments in private real estate include additional risks. For example, lease defaults, terminations by one or more tenants or landlord-tenant disputes may reduce the Fund’s revenues and net income. Any of these situations may result in extended periods during which there is a significant decline in revenues or no revenues generated by a property. If this occurred, it could adversely affect the Fund’s results of operations.

The Fund’s investments in private real estate are expected to be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

REIT Subsidiary Risk: Investments in a REIT Subsidiary are subject to risks associated with the direct ownership of real estate. A REIT Subsidiary, and therefore the Fund, may be affected by changes in the real estate markets generally as well as changes in the values of any properties owned by a REIT Subsidiary or securing any mortgages owned by a REIT Subsidiary (which changes in value could be influenced by market conditions for real estate in general or issues related to the particular property). If a REIT Subsidiary’s underlying assets are concentrated in properties used by a particular industry, it will be subject to risks associated with such industry.

By investing through a REIT Subsidiary, the Fund bears the fees and expenses of the REIT Subsidiary (including, among other things operating costs, transaction expenses, administrative and custody fees, legal expenses and custody expenses). Thus, investing through a REIT Subsidiary may cause the Fund to be subject to higher operating expenses than if it invested directly.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Real Estate Limited Liability Company Risk: The Fund through a REIT subsidiary may invest in real estate limited liability companies with third parties. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment, which include risks associated with having a limited liability company partner, such as the real estate limited liability company partner becoming insolvent or bankrupt, engaging in fraud or other misconduct or having economic or business interests or goals that conflict with the Fund’s business interest or goals. Also, the terms of the limited liability company agreement could restrict the Fund’s ability to sell or transfer its interest to a third party or could cause the Fund to sell its interest or acquire its partner’s interest at a time when the Fund otherwise would not have initiated such a transaction.

In addition, disputes between the Fund and its real estate limited liability company partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and trustees from focusing their time and efforts on the Fund’s business. Any of the above might subject the Fund to liabilities and thus reduce its returns on the investment with that real estate limited liability company partner.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID-19 public health emergency declaration on May 11, 2023; however, the effects of the COVID-19 pandemic are expected to continue and the risk that new variants of COVID-19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.

On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA ceased publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.

In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the LIBOR Act) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.

The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 10. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 11. New Accounting Pronouncement

In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021-01 (ASU 2021-01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022-06 (ASU 2022-06), “Reference Rate Reform (Topic 848)”. ASU 2022-06 and ASU 2021-01 are updates to ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022-06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022-06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021-01 or ASU 2022-06 to have a material impact on the financial statements.

Note 12. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2023 through the date that the consolidated financial statements were issued, and has determined that no additional disclosure in the consolidated financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2023. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Directors:

Michael G. Clark	19,435,713	410,990
Dean A. Junkans	19,446,114	400,589
Ramona Rogers-Windsor	19,277,816	568,887

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(The following pages are unaudited)

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 6, 2023 and at meetings of the full Board of Directors held on March 14, 2023 and June 13, 2023. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 13, 2023. At the meeting of the full Board of Directors on June 13, 2023, the Advisory Agreement was unanimously continued for a term ending June 30, 2024 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Directors, on behalf of the Independent Directors, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark and a relevant linked blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one-, three-, five- and ten-year periods ended March 31, 2023, ranking one out of four peers for each period. The Board of Directors also noted that the Fund outperformed the linked blended benchmark and the linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2023. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the contractual and actual management fees paid by the Fund, as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and total expense ratio were the lowest in the Peer Group. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chair and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer

and Vice President

Yigal D. Jhirad

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-Administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Total Return

Realty Fund (RFI)

Semiannual Report June 30, 2023

RFISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a) Not Applicable.

(b) The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2022.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2022.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date: September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj
Title: Principal Financial Officer
(Treasurer and Chief Financial Officer)

Date: September 1, 2023